INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED JULY 31, 2024 TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2024, AS previously Supplemented, OF:
Invesco High Yield Bond Factor ETF (IHYF)
(the “Fund”)
Effective July 24, 2024, Noelle Corum no longer serves as a Portfolio Manager of the Fund. Accordingly, all information and references related to Ms. Corum are hereby removed from the Fund’s Statement of Additional Information.
In addition, effective July 24, 2024, James Ong has been added as a Portfolio Manager of the Fund. The Fund's Statement of Additional Information is revised as described below.
1. The following disclosure is added to the section titled “Management - Portfolio Managers”:
As of May 31, 2024, Mr. Ong managed 2 registered investment companies with approximately $796.5 million in assets, no other pooled investment vehicles and no other accounts.
2. The following disclosure is added to the section titled “Management - Portfolio Holdings”:
As of May 31, 2024, Mr. Ong did not beneficially own any securities of the Fund.
Please Retain This Supplement For Future Reference.
IHYF-SOAI-SUP 073124